                             RETROSPETTIVA, INC.
            INCORPORATED UNDER THE LAWS OF THE STATE OF CALIFORNIA

       Number                                                      Number

THIS CERTIFIES THAT


IS THE OWNER OF


fully paid and non-assessable shares of Common Stock, no par value, of

                             RETROSPETTIVA, INC.

transferable only on the books of the Company by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be subject to all the provisions of the Articles of Incorporation, to all of which the holder by acceptance hereby assents.

IN WITNESS WHEREOF, the Company has caused this Certificate to be signed by its duly authorized officers and the facsimile seal of the Company to be duly affixed hereto.

This Certificate is not valid unless countersigned by the Transfer Agent and Registrar.


Dated:

/s/ Michael D. Silberman          [SEAL]               /s/ Borivoje Vukadinovic
------------------------     RETROSPETTIVA, INC.       ------------------------
    Secretary                    CORPORATE                 President
                                   SEAL
                                CALIFORNIA


COUNTERSIGNED:
CORPORATE STOCK TRANSFER, INC.
370-17th Street, Suite 2350, Denver, Colorado 80202
BY
   ------------------------------------------------
      Transfer Agent Authorized Signature

                             RETROSPETTIVA, INC.
                     CORPORATE STOCK TRANSFER, INC.
                  TRANSFER FEE: $15.00 PER CERTIFICATE

------------------------------------------------------------------------------
     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM   -  as tenants                      UNIF GIFT MIN. ACT - ..............Custodian for...........
                                                                          (Cust.)                    (Minor)
     TEN ENT   -  as tenants by the entireties                        under Uniform Gifts to Minors

     JT TEN    -  as joint tenants with right of                      Act of ................................
                  survivorship and not as tenants                                     (STATE)
                  in common

                       Additional abbreviations may also be used though not in the above list.
                  For value received.....................................hereby sell, assign and transfer unto

                                        PLEASE INSERT SOCIAL SECURITY NUMBER OR OTHER
                                                 IDENTIFYING NUMBER OF ASSIGNEE

                                     ----------------------------------------------------


                                     ----------------------------------------------------
                                       Please print or type name and address of assignee


                  ---------------------------------------------------------------------------------------

                  ---------------------------------------------------------------------------------------

                  ---------------------------------------------------------------------------------------

                  -------------------------------------------------------------------------------- Shares
                  of the Common Stock represented by the within Certificate and do hereby irrevocably constitute and appoint

                  ---------------------------------------------------------------------------------------

                  ---------------------------------------------------------------------------------------
                  Attorney to transfer the said stock on the books of the within named Corporation, with full power of substitution in the premises.

                  Dated:                     19
                         -------------------   --


SIGNATURE GUARANTEED:                      X
                                             -------------------------------

                                           X -------------------------------


    THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER. THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKHOLDERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM PURSUANT TO S.E.C. RULE 17Ad-15.